Exhibit 10.3 FORBEARANCE FORBEARANCE, dated as of September 14, 2016 (this “Agreement”), by and among Basic Energy Services, Inc., a Delaware corporation (the “Issuer”), each of the undersigned entities listed as guarantors (the “Guarantors” and, together with the Issuer, the “Note Parties”), and each of the under- signed beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of the 2019 Notes (as defined below) (collectively, the “Holders”). WHEREAS, the Issuer is the issuer under that certain Indenture, dated as of February 15, 2011, among the Issuer, the Guarantors and Wilmington Trust, N.A., as successor trustee (the “Trustee”) to Wells Fargo Bank, N.A. (as amended, modified or supplemented prior to the date hereof, the “2019 Indenture” and, the notes issued thereunder, the “2019 Notes”); WHEREAS, the Issuer failed to make the interest payment due on August 15, 2016 on the 2019 Notes (as required pursuant to the 2019 Indenture), and the failure to pay interest on any of the 2019 Notes within 30 days after the same has become due and payable, constitutes an Event of Default under the 2019 Indenture (such default, together with any related default in depositing such funds for re- mittance of payment, the “Interest Default”); WHEREAS, upon the occurrence of an Event of Default, the Trustee or the holders of at least twenty-five percent (25%) of the outstanding principal amount of the 2019 Notes may accelerate the maturity of the 2019 Notes, declare all amounts under the 2019 Notes and the 2019 Indenture immediate- ly due and payable, and exercise all other rights and remedies available under the 2019 Indenture; WHEREAS, the Holders collectively hold a majority of the aggregate principal amount of the 2019 Notes outstanding, and have formed an ad hoc committee for the purposes of entering into restructuring discussions with the Note Parties; WHEREAS, the Note Parties have requested that the Holders, and the Holders have agreed to, subject to the terms and conditions set forth herein, temporarily forbear from making an “accel- eration declaration” with respect to the Interest Default; and WHEREAS, terms used but not otherwise defined herein shall have the meanings given to them in the 2019 Indenture. NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowl- edged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Forbearance. (a) Subject to the satisfaction of the conditions precedent set forth in Section 3 below and the continued satisfaction of the conditions set forth in Section 4 below, respectively, as of the date hereof, each Holder hereby agrees that during the period beginning on the date hereof and ending on the Forbearance Termination Date (the “Forbearance Period”), it will not enforce, or otherwise take any action to direct enforcement of, any of the rights and remedies available to the Holders or the Trustee under the 2019 Indenture or the 2019 Notes or otherwise, including, without limitation, any action to accelerate, or join in any request for acceleration of, the 2019 Notes (“Remedial Action”) under the 2019 Indenture or the 2019 Notes, solely with respect to the Interest Default (such forbearance, the “Forbearance”). As used herein, “Forbearance Termination Date” means the earliest to occur of (a) 11:59 p.m. (New York City time) on September 28, 2016, (b) the occurrence of any Event of Default other than

2 the Interest Default and (c) five (5) calendar days following the Issuer’s receipt of bona fide notice from any Holder of any breach by any Note Party of any of the conditions or agreements provided in this Agreement (which breach remains uncured during such period). (b) Subject to the satisfaction of the conditions precedent set forth in Section 3 below, as of the date hereof, each Holder hereby agrees that, during the Forbearance Period, it will not sell, pledge, hypothecate or otherwise transfer any 2019 Notes, except to (i) a purchaser or other entity who agrees in writing with the transferor (with a copy to and for the benefit of the Note Parties) prior to such transfer to be bound by all of the terms of this Agreement as if a party hereto with respect to the relevant 2019 Notes being transferred to such purchaser or (ii) a party who is already a signatory hereto. (c) This Agreement shall in no way be construed to preclude any Holder from acquiring additional 2019 Notes to the extent permitted by applicable law. However, such Holder shall, automatically and without further action, remain subject to this Agreement with respect to any 2019 Notes so acquired. The foregoing forbearances shall not be construed to impair the ability of the Holders or the Trustee to exercise any rights or remedies under the 2019 Indenture or take any Remedial Action (x) at any time after the Forbearance Period or (y) during the Forbearance Period, for Defaults or Events of Default other than the Interest Default, and, except as provided herein, nothing shall restrict, impair or otherwise affect the exercise of the Holders’ rights under this Agreement, the 2019 Indenture or the 2019 Notes. (d) With respect to the Forbearance, each Holder’s agreements, as provided herein, shall immediately terminate without requirement for any notice, demand or presentment of any kind on the Forbearance Termination Date, and the Note Parties at that time shall be obligated to comply with and perform all terms, conditions and provisions of the 2019 Indenture and the 2019 Notes without giving effect to the Forbearance, and the Trustee and the Holders may at any time thereafter proceed to exercise any and all of their rights and remedies, including, without limitation, their rights and remedies in connection with the Interest Default and any other Defaults or Events of Default under the 2019 Indenture or rights under this Agreement, to the extent continuing. (e) The Holders hereby request that the Trustee not take, and direct the Trustee not to take any Remedial Action with respect to the Interest Default during the Forbearance Period. In the event that the Trustee takes any action to declare all of the 2019 Notes immediately due and payable pursuant to Section 6.02 of the 2019 Indenture during the Forbearance Period solely due to the Interest Default, the Holders agree to rescind and cancel such acceleration to the fullest extent permitted under the 2019 Indenture. Section 2. Representations and Warranties. By its execution of this Agreement, each Note Party hereby represents and warrants to the Holders that: (a) Each Note Party has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of each Note Party enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (b) Neither the execution, delivery or performance by any Note Party of this Agreement, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of applicable law, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions

3 or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Note Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Note Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable, of any Note Party. Section 3. Conditions Precedent. The effectiveness of this Agreement and the ob- ligations of the Holders hereunder is subject to the satisfaction, or waiver by the Holders, of the following conditions: (a) Counterparts. The execution of this Agreement by each Note Party and Holders constituting 75% of the outstanding 2019 Notes as of the date hereof. (b) No Default. No Default or Event of Default other than the Interest Default shall have occurred and be continuing as of the date the condition set forth in Section 3(a) is satisfied. Section 4. Forbearance Continuing Conditions. The continued satisfaction of each of the following shall be a condition to the Forbearance: (a) No voluntary petition for relief under the Bankruptcy Code is filed by any Note Party; (b) No involuntary petition for relief under the Bankruptcy Code is filed against the Issuer or any Note Party that is a Significant Subsidiary; and (c) The Issuer shall duly and punctually pay the fees and expenses of the Holders’ legal advisor, Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”), and financial advisor, GLC Advisors, Co. (“GLC”), pursuant to, and consistent in all material respects with the terms of, that certain fee reimbursement letter, dated May 9, 2016, by and between the Issuer and Fried Frank and that certain fee reimbursement letter, dated April 19, 2016, by and between the Issuer and GLC, respectively. Section 5. Representation of the Holders. Each Holder severally (but not jointly) represents that, as of the date hereof, it is the beneficial owner and/or investment advisor or manager of discretionary accounts for the holders or beneficial owners of the aggregate principal amount of the 2019 Notes set forth on the signature page hereof beneath its name. Section 6. Confidentiality. Each of the Note Parties shall not disclose to any per- son or entity the Holders’ holdings set forth on their respective signature pages to this Agreement or oth- erwise disclose the Holders’ holdings information (collectively, the “Holder Information”) except: (1) in any legal proceeding relating to this Agreement; provided that the relevant Note Party shall use their rea- sonable best efforts to maintain the confidentiality of such Holder Information in the context of any such proceeding; (2) to the extent required by law; and (3) in response to a subpoena, discovery request, or a request from a government agency, regulatory authority or securities exchange for information regarding Holder Information or the information contained therein; provided, however, that each of the Note Parties will, to the extent permitted by applicable law or regulation, provide any such Holder with prompt written notice of any such request or requirement so that such Holder may seek, at such Holder’s expense, a pro- tective order or other appropriate remedy and each Note Party will fully cooperate with such Holder’s efforts to obtain same. Notwithstanding anything to the contrary in this Section 6, the Note Parties may:

4 (i) disclose the aggregate principal amount of Notes held by the Holders executing this Agreement, taken as a whole; and (ii) provide the Trustee with an executed copy of this Agreement that includes the indi- vidual signature pages of each of the Holders; provided, that the Note Parties first obtain the Trustee’s written consent not to disclose to any person or entity any information relating to the individual holdings of each Holder, such written consent to be on substantially the same terms as set forth in this paragraph. Section 7. Effect on the 2019 Indenture. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holders under the 2019 Indenture or the 2019 Notes, and shall not, except as expressly set forth herein, alter, modify, amend or in any way affect any of the terms, conditions, obli- gations, covenants or agreements contained in the 2019 Indenture or the 2019 Notes or any other provi- sion of the 2019 Indenture or the 2019 Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Section 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES. Section 10. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 11. Acknowledgments. Each Note Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof after giving effect to this Agreement, the covenants and agreements contained in the 2019 Indenture and the 2019 Notes, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby. Section 12. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship between the Note Parties and the Holders. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement. Section 13. Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. This Agreement may not be modified, altered or amended except by an agreement in writing signed by a duly authorized representative of all the parties hereto. Section 14. Non-Waiver of Default. Neither this Agreement nor any forbearance hereunder shall be deemed a waiver of or consent to the Interest Default or to any Default or Event of Default or any other term or provision of the 2019 Indenture.

5 Section 15. No Novation, etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the 2019 Notes and the 2019 Indenture shall remain in full force and effect. Section 16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section 17. Joinder of Additional Holders. During the Forbearance Period other beneficial holders may become Holders by executing a joinder to this Agreement, the form of which shall be mutually agreeable to the Issuer and the Holders. Section 18. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect, and any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, in each case, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon any such determination of invalidity, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly exe- cuted as of the date first written above. NOTE PARTIES BASIC ENERGY SERVICES, INC. By: /s/ Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary ACID SERVICES LLC ADMIRAL WELL SERVICE, INC. BASIC ENERGY SERVICES GP, LLC BASIC ESA, INC. BASIC MARINE SERVICES, INC. CHAPARRAL SERVICE, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. JETSTAR ENERGY SERVICES, INC. JETSTAR HOLDINGS, INC. JS ACQUISITION LLC LEBUS OIL FIELD SERVICE CO. MAVERICK COIL TUBING SERVICES, LLC MAVERICK SOLUTIONS, LLC MAVERICK STIMULATION COMPANY, LLC MAVERICK THRU-TUBING SERVICES, LLC MCM HOLDINGS, LLC MSM LEASING, LLC PERMIAN PLAZA, LLC PLATINUM PRESSURE SERVICES, INC. SCH DISPOSAL, L.L.C. SLEDGE DRILLING CORP. TAYLOR INDUSTRIES, LLC THE MAVERICK COMPANIES, LLC XTERRA FISHING & RENTAL TOOLS CO. By: /s/ Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

BASIC ENERGY SERVICES LP, LLC By: /s/ Jerry Tufly Name: Jerry Tufly Title: Sole Manager and President BASIC ENERGY SERVICES, L.P. By: BASIC ENERGY SERVICES GP, LLC its sole general partner By: /s/ Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary